UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 13, 2013 (January 25, 2013)

CORONUS SOLAR INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State or other jurisdiction of incorporation)

000-53697
(Commission File No.)

1100-1200 West 73rd Avenue
Vancouver, British Columbia
Canada   V6P 6G5
(Address of principal executive offices and Zip Code)

604-267-7078
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.

On January 25, 2013, our wholly-owned subsidiary, Coronus Energy Corp. (“Coronus”), entered into a Facilities Study Agreement (the “FAS Agreement for Joshua Tree East 1”) with Southern California Edison (“SCE”). The FAS Agreement relates to Coronus’ application for interconnection service and the CREST tariff for a 1.5 MW solar PV system on the 56.03 acre parcel of vacant land, situated east of Joshua Tree, in the County of San Bernardino, California, Coronus acquired on June 30, 2011. The FAS Agreement sets forth the terms and conditions for SCE to perform a facilities study to determine the impacts that would result from interconnecting the PV system and the adequacy of SCE’s electrical system to accommodate it. In addition, SCE shall make a refined determination of the required interconnection facilities and distribution system upgrades, and any other modifications or additions that would be needed, to accommodate the PV system. The estimated cost of the study is $15,000. On entering into the FAS Agreement, Coronus paid SCE the $15,000 deposit.

The close of escrow for the Vacant Land Purchase Agreement (the “29-Palms Morongo Agreement”), entered into by Coronus, as reported in our Form 8-K filed with the SEC on October 29, 2012, and January 7, 2013, has been extended. Additionally, the time allotted for board of director approval has also been extended. Further, Coronus has been replaced as Purchaser with our wholly-owned subsidiary Coronus 29-Palms Morongo LLC. Effective January 31, 2013, under the 29-Palms Morongo Agreement, the close of escrow has been extended to March 31, 2013, and the 29-Palms Morongo Agreement is now subject to Coronus 29-Palms Morongo LLC’s board of director approval on or before March 24, 2013. We sought the extension because we require additional time to determine whether the property will be suitable for a solar photovoltaic development under the California Public Utilities Commission’s feed-in tariff program for small generators.

On February 8, 2013, Coronus entered into a Vacant Land Purchase Agreement (the “Apple Valley East Re-Site Agreement (McGee)”). Under the Apple Valley East Re-Site Agreement (McGee), Coronus agrees to acquire a 8.91 acre parcel of vacant land, situated east of Apple Valley, in the County of San Bernardino, California, from the McGee Living Trust. The purchase price is $100,000. Close of escrow is February 28, 2013. Coronus deposited $10,000 into escrow and agrees to deposit an additional $90,000 within sufficient time to close escrow. The Apple Valley East Re-Site Agreement (McGee) is contingent on the clear transfer of title.

On January 31, 2013, the parties amended the mechanics of the draw dates and amounts under the Loan we entered into with Clean Focus on December 20, 2012. We first reported the Loan in our Form 8-K filed with the SEC on January 7, 2013.  Pursuant to a schedule of draw dates and amounts, Coronus was to request advances, in whole or in part, of up to the maximum amount of the Loan (each an “Advance”). The schedule of draw dates and amounts was as follows: $1,500,000 within two business days of signing of the Note and related loan documents; $500,000 on January 6, 2013; $1,000,000 on January 31, 2013; and $1,000,000 on February 28, 2013. On December 26, 2012, Coronus received the first Advance of $1,500,000, and on January 4, 2013, Coronus received the second Advance of $500,000. Under the amended mechanics, Coronus is to provide Clean Focus with invoices, supportive of the schedule, and Clean Focus is to make the required payments direct to the payee, when due. We amended the mechanics of the draw dates and amounts to facilitate Clean Focus’ reporting with the U.S. Citizenship and Immigration Services, as the source of the Loan is EB-5 immigrant investor funds. All other aspects of the Loan mechanics remain unchanged. Accordingly, as disclosed below in Item 8, on February 1, 2013, pursuant to the SCE interconnection request for solar PV project Coronus 29-Palms North 1, on behalf of Coronus, Clean Focus posted with SCE the second interconnection financial security, in the amount of $14,750. Additionally, as disclosed above in Item

1, on February 12, 2013, on behalf of Coronus, Clean Focus deposited the $10,000 into escrow under the Apple Valley East Re-Site Agreement (McGee). Consistent with the original agreement with Earthlight, Coronus paid Earthlight its fee equal to 3%, or $30,000, of the originally scheduled principal amount of the Advance.

ITEM 1.02          TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On February 10, 2013, we terminated the sale agreement for utility-scale, ground-mount, solar photovoltaic (PV) power systems (the “Aegis Solar Power System Sales Agreement”) with Sycamore Physicians Partners LLC and Aegis Energy Partners LLC (collectively, the “Buyer”). We first reported the Aegis Solar Power System Sales Agreement in our Form 8-K filed with the SEC on January 7, 2013.  The Aegis Solar Power System Sales Agreement was subject to Belectric approval. We failed to obtain the approval, as required.

ITEM 7.01          REGULATION FD DISCLOSURE.

As disclosed above under Item 1.01, we announced today 1) Coronus’ entry into the FAS Agreement for Joshua Tree East 1, 2) that the parties amended the mechanics of the draw dates and amounts under the Loan we entered into with Clean Focus; 3) the extension of the close of escrow and director approval for the 29-Palms Morongo Agreement, as well as the replacement of Coronus as Purchaser with our wholly-owned subsidiary Coronus 29-Palms Morongo LLC, and 4) Coronus’ entry into the Apple Valley East Re-Site Agreement (McGee). As disclosed above under Item 1.02, we announced Coronus’ termination of the Aegis Solar Power System Sales Agreement. Further, as disclosed below under Item 8.01, we announced Coronus’ postings with SCE of the second interconnection financial security for solar PV project Coronus 29-Palms North 1.

ITEM 8.01          OTHER EVENTS.

On February 1, 2013, pursuant to the SCE interconnection request for solar PV project Coronus 29-Palms North 1, Coronus posted with SCE the second interconnection financial security, in the amount of $14,750. This amount was determined by the results of the Combined System Impact and Facility Study Agreement Coronus entered into with SCE on June 16, 2011, which we first reported in our Form 8-K filed with the SEC on June 21, 2011.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 13th day of February, 2013.

CORONUS SOLAR INC.

BY:	JEFFERSON THACHUK
Jefferson Thachuk
President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer and a member of the Board of Directors